SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


Date of Report (Date of earliest event reported):  January 29, 1998


                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
           ------------------------------------------------------
           (Exact name of Registrant as specified in its Articles)

                        II-A: 0-16388                 II-A: 73-1295505
                        II-B: 0-16405                 II-B: 73-1303341
                        II-C: 0-16981                 II-C: 73-1308986
                        II-D: 0-16980                 II-D: 73-1329761
                        II-E: 0-17320                 II-E: 73-1324751
                        II-F: 0-17799                 II-F: 73-1330632
                        II-G: 0-17802                 II-G: 73-1336572
   Oklahoma             II-H: 0-18305                 II-H: 73-1342476
----------------       ----------------              -----------------
(State or other        (Commission                   (I.R.S. Employer
jurisdiction of          File No.)                    Identification)
incorporation or
organization)



                Two West Second Street, Tulsa, Oklahoma 74103
             ---------------------------------------------------
             (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

ITEM 5:     OTHER EVENTS

      Year End Values. The General Partner is required to provide year-end values of the Geodyne Energy Income Limited Partnership II-A, Geodyne Energy Income Limited Partnership II-B, Geodyne Energy Income Limited Partnership II-C, Geodyne Energy Income Limited Partnership II-D, Geodyne Energy Income Limited Partnership II-E, Geodyne Energy Income Limited Partnership II-F, Geodyne Energy Income Limited Partnership II-G, and Geodyne Energy Income Limited Partnership II-H (collectively, the "Partnerships") underlying properties to its limited partners pursuant to the Partnerships' partnership agreements. Attached is a form of the letter to be sent to the limited partners on or about January 29, 1998, and a chart showing, on a per-unit basis, the 1997 Year-End Estimated Valuations for the Partnerships.

ITEM 7:     EXHIBITS

20.1        Form  of  letter  to  be  sent  to  the  limited   partners  of  the
            Partnerships on or about January 29, 1998.

99.1 Chart showing on a per-unit basis the 1997 Year-End Estimated Valuations for the Partnerships.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-A
                              GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-B
                              GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-C
                              GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-D
                              GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-E
                              GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-F
                              GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-G
                              GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-H

                              By:   GEODYNE RESOURCES, INC.
                                    General Partner


DATE: January 29, 1998                  //s// Dennis R. Neill
                                    ------------------------------
                                    Dennis R. Neill
                                    President